SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2004
Date of report
(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

N/A
(Former name and former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

The information in this Current Report is being furnish and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 19, 2004, Marvell Technology Group Ltd. (“Marvell”) issued a press release announcing the appointment of Douglas King to Marvell’s Board of Directors. The full text of Marvell’s press release is furnished herewith as Exhibit 99.1.

Exhibits

Exhibit 99.1	Press release issued by Marvell Technology Group Ltd. dated April 19, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2004

MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ George A. Hervey George A. Hervey Vice President of Finance and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release issued April 19, 2004.